COMPANY DATA:
    COMPANY CONFORMED NAME:                MEDICIS PHARMACEUTICAL CORPORATION
    CENTRAL INDEX KEY:                     [__________________________________]
    STANDARD INDUSTRIAL CLASSIFICATION:    2834
    IRS NUMBER:                            52-1574808
    STATE OF INCORPORATION:                DELAWARE
    FISCAL YEAR END:                       0630

FILING VALUES:
    FORM TYPE:                             S-8
    SEC ACT:                               1933 Act
    SEC FILE NUMBER:                       333-________________________________
    FILM NUMBER:                           ____________________________________

BUSINESS ADDRESS:
    STREET 1:                              4343 EAST CAMELBACK ROAD
    STREET 2:                              SUITE 250
    CITY:                                  PHOENIX
    STATE:                                 ARIZONA
    ZIP:                                   85018
    BUSINESS PHONE:                        602-808-8800

MAIL ADDRESS:
    STREET 1:                              4343 EAST CAMELBACK ROAD
    STREET 2:                              SUITE 250
    CITY:                                  PHOENIX
    STATE:                                 ARIZONA
    ZIP:                                   85018



   As filed with the Securities and Exchange Commission on November 21, 1997
                                 Registration No. 333- ________________________





         ---------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under the Securities Act of 1933

                        ---------------------------------

                       MEDICIS PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                    52-1574808
(State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
Incorporation or Organization)

                       4343 East Camelback Road, Suite 250
                             Phoenix, Arizona 85018
                    (Address of Principal Executive Offices)


                 MEDICIS PHARMACEUTICAL CORPORATION 401(k) PLAN

                            (Full Title of the Plan)


                  Jonah Shacknai
                  Chairman and Chief Executive Officer
                  Medicis Pharmaceutical Corporation
                  4343 East Camelback Road, Suite 250
                  Phoenix, Arizona 85018
                  602-808-8800

                  (Name, Address, and Telephone Number of Agent for Service)

                  Copy to:
                  Frank M. Placenti, Esq.
                  Bryan Cave LLP
                  2800 North Central Avenue, 21st Floor
                  Phoenix, Arizona 85004-1098
                  602-230-7000

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                          Proposed          Proposed
   Title of                                Maximum           Maximum
Securities To Be      Amount To Be      Offering Price      Aggregate          Amount of
  Registered           Registered          Per Share      Offering Price    Registration Fee
----------------      ------------      --------------    --------------    ----------------
Interests in the           (1)               (1)               (1)               $200.00 (2)
Medicis
Pharmaceutical
Corporation
401(k) Plan



--------------------------


(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Pursuant to Section 6(b) of the Securities Act of 1933, the Amount of the Registration Fee is $200.00.


--------------------------------------------------------------------------------

                                     PART I

                INFORMATION REQUIRED IN THE SECTION 10 PROSPECTUS

Item 1.  Plan Information.

                The documents containing the information specified in Part I, Items 1 and 2, will be delivered in accordance with Rule 428(b)(1) of the Securities Act of 1933, as amended ("Securities Act"). Such documents are not required to be, and are not, filed with the Securities and Exchange Commission ("Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents, and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of
                Section 10(a) of the Securities Act.

Item 2.  Registrant Information and Employee Plan Annual Information.

                Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in this Section 10(a) Prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(b) or additional information about the Medicis Pharmaceutical Corporation 401(k) Plan ("Plan") are available without charge by contacting:

                    Mark A. Prygocki, Sr., Chief Financial Officer/Secretary Medicis Pharmaceutical Corporation
                    4343 East Camelback Road, Suite 250
                    Phoenix, Arizona 85018
                    Telephone Number: 602-808-8800

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE. The following documents, which have been filed by Medicis Pharmaceutical Corporation ("Company"), or the Plan with the Commission, are incorporated in this Registration Statement by reference:

              (a) The Company's Annual Report on Form 10-K for the year ended June 30, 1997.

              (b) The Company's Quarterly Report on Form 10-Q for the quarterly period ended September, 1997.

              (c) The Plan's Annual Report on Form 11-K for the year ended December 31, 1996.

              (d) The description of the Company's Class A Common Stock, par value $0.014 per share (the "Common Stock") contained in Amendment No. 1 on Form 8-A/A of the Company's Registration Statement on Form 8-A, filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on October 24, 1995.

              All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES. Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL. Not Applicable.

Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the Company's Certificate of Incorporation and Article VI of the Company's By-Laws provide for the indemnification of its directors and officers under certain circumstances and are incorporated herein by reference.

         Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify any person who is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person is or was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and reasonably incurred by such person in connection with such action, suit or proceeding, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which he actually and reasonably incurred in connection therewith. The indemnification provided is not deemed to be exclusive of any other rights to which an officer or director may be entitled under a corporation's by-laws, by agreement, vote, or otherwise.

         The Company has purchased insurance covering the Company's directors and officers against claims arising out of their service to the Company and its subsidiaries.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not applicable.

Item 8.  EXHIBITS. An Exhibit index is located at page 10.

         23.1     Consent of Ernst & Young, LLP.
         24.1     Powers of Attorney.

Item 9.  UNDERTAKINGS.

            (a) The undersigned Registrant hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
     (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            (d) The undersigned Registrant hereby undertakes that it will submit or has submitted the amended and restated Plan and any subsequent amendment thereto to the Internal Revenue Service ("IRS") in a timely manner, and has made or will make all changes which may be required by the Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on November 21, 1997.

                                   MEDICIS PHARMACEUTICAL CORPORATION



                                   By   /s/ Jonah Shacknai
                                   --------------------------------------------
                                   Jonah Shacknai, Chairman and Chief Executive
                                   Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:

Signature                     Title                                 Date
---------                     -----                                 ----
/s/ Jonah Shacknai            Chairman of the Board of        November 21, 1997
------------------------      Directors and Chief
                              Executive Officer               ------------------
Jonah Shacknai


/s/ Mark A. Prygocki, Sr      Chief Financial Officer         November 21, 1997
------------------------      and Secretary (Principal        ------------------
Mark A. Prygocki, Sr          Financial Officer and
                              Principal Accounting Officer)

 *                            Director                        November 21, 1997
------------------------                                      ------------------
Peter S. Knight, Esq


 *                            Director                        November 21, 1997
------------------------                                      ------------------
Michael A. Pietrangelo


 *                            Director                        November 21, 1997
------------------------                                      ------------------
Philip S. Schein, M.D


 *                            Director                        November 21, 1997
------------------------                                      ------------------
Richard L. Dobson, M.D


 *                            Director                        November 21, 1997
------------------------                                      ------------------
Arthur G. Altschul, Jr

 *                            Director                        November 21, 1997
------------------------                                      -----------------
Lottie H. Shackelford


* By    /s/ Jonah Shacknai
        ------------------------
        Jonah Shacknai


   By   /s/ Mark A. Prygocki, Sr.
        ------------------------
        Mark A. Prygocki, Sr.




         Attorneys-In-Fact

     Pursuant to the requirements of the Securities Act of 1933, the Medicis Pharmaceutical Corporation 401(k) Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on November 21, 1997.

                            MEDICIS PHARMACEUTICAL CORPORATION
                              401(k) PLAN



                            By  /s/ Jonah Shacknai
                                -------------------------
                                Jonah Shacknai, Chief Executive Officer



                            By  /s/ Mark A. Prygocki, Sr.
                                -------------------------
                                Mark A. Prygocki, Sr., Chief Financial Officer/ Secretary

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
NUMBER

23.1           Consent of Ernst & Young, LLP.

24.1           Powers of Attorney.